UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:    June 25, 2002
(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not applicable
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

44091 Nobel Drive, P.O. Box 1767, Fremont California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (510) 449-0100

Item 5.    Other Events.

The 2002 Annual General Meeting (the “2002 Annual General Meeting”) of the shareholders of Peak International Limited (the “Company”) will be held on September 5, 2002 at a time and place to be announced in the Company’s notice and proxy statement relating to the 2002 Annual General Meeting. The Company has set July 11, 2002 as the record date for determining the shareholders entitled to notice of and to vote at the 2002 Annual General Meeting.

In accordance with applicable rules of the Securities and Exchange Commission (the “SEC”), the 2001 proxy statement for the Company stated on page 23 that the deadline for submitting shareholder proposals for possible inclusion in the 2002 proxy statement for the Company was May 13, 2002. In addition, in accordance with the advance notice provisions of the Company’s bye-laws, a shareholder proposal submitted outside the processes of the SEC’s proxy rules will be untimely if submitted after July 12, 2002. Although the 2002 Annual General Meeting on September 5, 2002 is being held more than 30 days before the anniversary date of last year’s annual general meeting, the above deadlines still apply to the receipt of shareholder proposals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2002

PEAK INTERNATIONAL LIMITED

By	/s/ JERRY MO

Name: Title:	Jerry Mo Chief Financial Officer